SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

Date of Report (Date of earliest event reported): January 17, 2007

WATERBANK OF AMERICA (USA) INC.

(Exact name of registrant as specified in its charter)

Utah	0-51075	20-0919460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida 33131

(Address of Principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (786) 597-5282

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions (se General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 17, 2007, we entered into that certain Term Promissory Note dated as of January 17, 2007 (the “Note”), executed by one accredited investor resident in the Province of Ontario, Canada (the "Investor"), pursuant to which we borrowed the original principal sum of USD$260,000, bearing interest at 8% per annum, and maturing not later than ninety (90) days thereafter. The terms and conditions of the Note also provide that we will pay the Investor at maturity a USD$10,000 loan facility fee, and we issued to the Investor thirty thousand (30,000) shares of our common stock (the “Shares”) and granted the Investor piggyback registration rights with respect thereto. Our Chairman of the Board of Directors is one of three trustees of the entity that owns the Investor. The Note proceeds will be used for working capital and general corporate purposes.

We issued the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") to the Investor in reliance upon the exemption provided by Regulation S thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares.

A complete copy of the Note is filed as Exhibit 10.1 hereto and incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to the exhibit.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Item 3.02Unregistered Sales of Equity Securities

On January 17, 2007, we entered into the Note and, in connection therewith, issued 30,000 shares of our common stock to one accredited investor resident in the Province of Ontario, Canada, in reliance upon the exemption provided by Regulation S of the Securities Act of 1933, as amended. For further information about the terms of this transaction, please see the disclosure under Item 2.03 above.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

10.1	Term Promissory Note dated January 17, 2007 by Registrant in favor of Forstar Capital Advisors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBANK OF AMERICA (USA) INC.

Dated: January 30, 2007
By:  /S/ JOSE FRANCISCO KLUJSZA

Name: JOSE FRANCISCO KLUJSZA
Title: President & CEO